Note 8. Investments, Including Investments Accounted For Using The Equity Method: Reconciliation of the Company's Investments in Equity Affiliates as Presented on the Consolidated Balance Sheets (Detail) - USD ($)
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Details
Beginning of year	$ 657,528	$ 47,263
Additional investments in unconsolidated affiliates	258,166	670,232
Distributions received	(16,515)	(32,000)
Sale of investment in unconsolidated affiliate	0	(31,780)
Equity in net income (loss) of unconsolidated affiliates	(27,261)	3,813
End of period	$ 871,918	$ 657,528